1 2Q 2017 | SUPPLEMENTAL FINANCIAL PACKAGE

2Table of Contents 3 Forward Looking Statements 4 Corporate Profile 5 Highlights 6 Outlook & Assumptions 7 Summary Information 8 Summary Balance Sheet 9 Summary Income Statement 10 FFO, Normalized FFO & Adjusted FFO 11 Outstanding Debt 12 Core Debt to Core EBITDA 13 Debt Information 14 Capitalization & Financial Ratios 15 Property Portfolio 17 Development Pipeline 18 Acquisitions & Dispositions 19 Construction Business Summary 20 Same Store NOI by Segment 21 Top 10 Tenants by Annualized Base Rent 22 Office Lease Summary 23 Office Lease Expirations 24 Retail Lease Summary 25 Retail Lease Expirations 26 Net Asset Value Component Data 27 Appendix – Definitions & Reconciliations 31 Same Store vs Non-Same Store Properties 32 Reconciliation to Property Portfolio NOI 34 Reconciliation to GAAP Net Income

3Forward Looking Statements This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated August 1, 2017, which has been furnished as Exhibit 99.1 to our Form 8-K filed on August 1, 2017. The Company makes statements in this Supplemental financial package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

4 Analyst Coverage Corporate Profile Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs, acquires and manages institutional-grade office, retail and multifamily properties in the Mid-Atlantic and Southeastern United States. The Company also provides general contracting and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. Board of Directors Corporate Officers Investor Relations Daniel A. Hoffler A. Russell Kirk Louis S. Haddad John W. Snow George F. Allen James A. Carroll James C. Cherry Eva S. Hardy Executive Chairman of Board Vice Chairman of the Board Director Lead Independent Director Independent Director Independent Director Independent Director Independent Director Louis S. Haddad Michael P. O’Hara Eric L. Smith Eric E. Apperson Shelly R. Hampton President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Investment Officer and Corporate Secretary President of Construction President of Asset Management Michael P. O’Hara (757) 366-6684 Chief Financial Officer and Treasurer mohara@armadahoffler.com D. A. Davidson & Co. James O. Lykins (503) 603-3041 jlykins@dadco.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stonegate Capital Partners Laura Engel (214) 987-4121 laura@stonegateinc.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com FBR Capital Markets Craig Kucera (703) 862-5249 craigkucera@fbr.com Stifel, Nicolaus & Company, Inc. John Guinee (443) 224-1307 jwguinee@stifel.com

5Highlights • Net income of $4.9 million, or $0.08 per diluted share, for the quarter ended June 30, 2017 compared to net income of $3.1 million, or $0.06 per diluted share, for the quarter ended June 30, 2016. • Normalized Funds From Operations (“FFO”) of $14.7 million, or $0.25 per diluted share, for the quarter ended June 30, 2017 compared to Normalized FFO of $12.5 million, or $0.26 per diluted share, for the quarter ended June 30, 2016. • FFO of $14.2 million, or $0.24 per diluted share, for the quarter ended June 30, 2017 compared to FFO of $11.7 million, or $0.24 per diluted share, for the quarter ended June 30, 2016. • Core operating property portfolio occupancy at 94.2% as of June 30, 2017 compared to 94.3% as of March 31, 2017. • Completed an underwritten public offering of 6.9 million shares of common stock at a public offering price of $13.00 per share, generating net proceeds of $85.3 million that will be used to fund the Company's development pipeline. • Updated 2017 full-year Normalized FFO guidance range to $0.97 to $0.99 per diluted share to reflect the impact of the capital raise on May 12, 2017. • Invested in the development of a $34 million Whole Foods anchored center located in Decatur, Georgia. • Added to the S&P SmallCap 600 Index in June 2017. • After the end of the quarter, the Company: — Completed the sale of two Commonwealth of Virginia properties on July 13, 2017 for an aggregate sales price of $13.2 million representing a 38% profit over development cost. — Acquired the outparcel phase of Wendover Village in Greensboro, North Carolina for $14.3 million. The Company previously acquired the primary phase of Wendover Village in January 2016.

62017 Outlook & Assumptions Guidance Assumptions Disposition of the Commonwealth of Virginia office buildings and reinvestment of the net proceeds in the outparcel phase of Wendover Village during the third quarter. ● No additional capital market activities, including under the ATM program. ● Interest expense is calculated based on the Forward LIBOR Curve. ● Full year weighted average share count of 60.3 million. Outlook Low High Total NOI $72.8M $73.3M Construction Segment Gross Profit $6.9M $7.4M G&A expenses $10.8M $11.0M Interest income $6.7M $6.9M Interest expense $16.9M $17.4M Normalized FFO per diluted share $0.97 $0.99

7Summary Information $ in thousands, except per share data (1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives (2) Includes common shares and OP units (3) Excludes unamortized GAAP adjustments (4) Office and retail occupancy based on leased square feet as a % of respective total (5) Multifamily occupancy based on occupied units as a % of respective total (6) Total occupancy weighted by annualized base rent Three months ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 OPERATIONAL METRICS Net income $4,943 $8,753 $5,145 $7,946 $3,131 Net income per diluted share $0.08 $0.16 $0.09 $0.15 $0.06 Rental properties Net Operating Income (NOI) 17,989 18,655 18,304 17,115 16,798 General contracting and real estate services gross profit 2,656 2,323 1,436 1,278 1,175 Adjusted EBITDA (1) 19,272 19,376 18,097 16,720 16,077 Funds From Operations (FFO) 14,247 14,833 14,744 13,078 11,720 FFO per diluted share $0.24 $0.27 $0.27 $0.25 $0.24 Normalized FFO 14,724 14,590 13,669 13,156 12,530 Normalized FFO per diluted share $0.25 $0.26 $0.25 $0.26 $0.26 Annualized dividend yield 5.87% 5.47% 4.94% 5.37% 5.24% CAPITALIZATION Total common shares outstanding 44,932 37,813 37,491 34,256 32,825 Operating Partnership ("OP") units outstanding 17,846 17,859 17,793 17,793 17,597 Common shares and OP units outstanding 62,778 55,672 55,284 52,049 50,422 Market price per common share $12.95 $13.89 $14.57 $13.40 $13.74 Equity market capitalization(2) $812,975 $773,284 $805,488 $697,457 $692,798 Total debt(3) 470,314 527,504 527,082 519,209 512,702 Total market capitalization 1,283,289 1,300,788 1,332,570 1,216,666 1,205,500 Less: cash (21,726) (13,688) (25,193) (27,361) (23,142) Total enterprise value $1,261,563 1,287,100 $1,307,377 $1,189,305 $1,182,358 BALANCE SHEET METRICS Core Debt/enterprise value 30.9% 32.9% 31.7% 34.3% 35.4% Fixed charge coverage ratio 3.5x 3.6x 3.3x 3.4x 3.3x Core Debt/Annualized Core EBITDA 5.3x 6.0x 6.3x 6.4x 6.7x CORE PORTFOLIO OCCUPANCY Office (4) 89.9% 87.7% 86.8% 96.4% 94.6% Retail (4) 96.8% 96.7% 95.8% 96.4% 96.0% Multifamily(5) 91.6% 92.7% 94.3% 95.8% 94.3% Weighted Average (6) 94.2% 94.3% 93.8% 96.2% 95.3%

8Summary Balance Sheet $ in thousands 6/30/2017 12/31/2016 Assets (Unaudited) Real estate investments: Income producing property $900,782 $894,078 Held for development 680 680 Construction in progress 39,361 13,529 Accumulated depreciation (152,438) (139,553) Net real estate investments 788,385 768,734 Cash and cash equivalents 18,587 21,942 Restricted cash 3,139 3,251 Accounts receivable, net 15,027 15,052 Notes receivable 73,382 59,546 Construction receivables, including retentions 45,820 39,433 Costs and estimated earnings in excess of bil l ings 53 110 Equity method investments 10,950 10,235 Other assets 58,995 64,165 Total Assets $1,014,338 $982,468 Liabilities and Equity Indebtedness, net $465,291 $522,180 Accounts payable and accrued liabilities 9,311 10,804 Construction payables, including retentions 58,546 51,130 Bil l ings in excess of costs and estimated earnings 6,780 10,167 Other l iabilities 39,889 39,209 Total Liabilities 579,817 633,490 Redeemable noncontrolling interest 2,000 - Total Equity 432,521 348,978 Total Liabilities and Equity $1,014,338 $982,468 As of

9Summary Income Statement Amounts in thousands, except per share data Three months ended Six Months Ended 6/30/2017 6/30/2016 6/30/2017 6/30/2016 Revenues (Unaudited) Rental revenues $26,755 $24,251 $53,987 $47,534 General contracting and real estate services 56,671 33,200 120,190 70,003 Total Revenues 83,426 57,451 174,177 117,537 Expenses Rental expenses 6,171 5,071 12,239 10,400 Real estate taxes 2,595 2,382 5,104 4,731 General contracting and real estate services 54,015 32,025 115,211 67,062 Depreciation and amortization 9,304 8,602 18,779 16,751 General and administrative 2,678 2,224 5,664 4,708 Acquisition, development & other pursuit costs 369 437 416 1,141 Impairment charges 27 - 31 35 Total Expenses 75,159 50,741 157,444 104,828 Operating Income 8,267 6,710 16,733 12,709 Interest income 1,658 722 3,056 904 Interest expense (4,494) (3,978) (9,029) (7,769) Gain on real estate dispositions - 13 3,395 26,687 Change in fair value of interest rate derivatives (81) (373) 213 (2,762) Other income 43 43 80 119 Income before taxes 5,393 3,137 14,448 29,888 Income tax provision (450) (6) (752) (224) Net Income $4,943 $3,131 $13,696 $29,664 Per Diluted Share $0.08 $0.06 $0.24 $0.62 Weighted Average Shares-Diluted 59,936 48,849 57,718 47,534

10 (1) See definitions on pages 28-29 (2) Excludes development, redevelopment, and first generation space FFO, Normalized FFO & Adjusted FFO(1) $ in thousands, except per share data Three months ended (Unaudited) 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Funds From Operations Net income $4,943 $8,753 $5,145 $7,946 $3,131 Earnings per diluted share $0.08 $0.16 $0.09 $0.15 $0.06 Depreciation and amortization 9,304 9,475 9,692 8,885 8,602 Gains on dispositions of operating real estate - (3,395) (93) (3,753) (13) FFO $14,247 $14,833 14,744 $13,078 $11,720 FFO per diluted share $0.24 $0.27 $0.27 $0.25 $0.24 Normalized FFO Acquisition, development & other pursuit costs 369 47 77 345 437 Loss on extinguishment of debt - - - 82 - Impairment charges 27 4 171 149 - Change in fair value of interest rate derivatives 81 (294) (1,323) (498) 373 Normalized FFO $14,724 $14,590 $13,669 $13,156 $12,530 Normalized FFO per diluted share $0.25 $0.26 $0.25 $0.26 $0.26 Adjusted FFO Non-cash stock compensation 421 411 218 212 215 Acquisition, development & other pursuit costs (369) (47) (77) (345) (437) Tenant improvements, leasing commissions (2) (895) (943) (507) (233) (1,365) Property related capital expenditures (840) (442) (434) (514) (603) Non-cash interest expense 283 277 293 219 277 Net effect of straight-line rents (122) (245) (246) (158) (194) Amor ization of leasing incentives & above (below) market rents (43) (47) (24) 116 (183) AFFO $13,159 $13,554 $12,892 $12,453 $10,240 Weighted Average Common Shares Outstanding 42,091 37,622 36,465 33,792 31,736 Weighted Average Operating Partnership ("OP") Units Outstanding 17,845 17,853 17,793 17,720 17,113 Total Weighted Average Common Shares and OP Units Outstanding 59,936 55,475 54,258 51,512 48,849

11 Debt Maturities & Principal Payments Debt Stated Rate Effective Rate as of 6/30/2017 Maturity Date 2017 2018 2019 2020 2021 Thereafter Amount Outstanding as of 6/30/2017 Secured Notes Payable - Core Debt Commonwealth of Virginia - Chesapeake L+1.90% 3.12% 8/28/2017 $4,933 $4,933 Hanbury Village 6.67% 6.67% 10/11/2017 20,567 20,567 Sandbridge Commons L+1.85% 3.07% 1/17/2018 123 9,129 9,252 Columbus Village Note 1 L+2.00% 3.05% (1) 4/5/2018 89 6,080 6,169 Columbus Village Note 2 L+2.00% 3.22% 4/5/2018 26 2,218 2,244 North Point Center Note 1 6.45% 6.45% 2/5/2019 104 219 9,352 9,675 Southgate Square L+2.00% 3.22% 4/29/2021 276 539 561 584 19,075 21,035 249 Central Park Retail L+1.95% 3.17% 8/8/2021 119 229 243 258 16,117 16,966 South Retail L+1.95% 3.17% 8/8/2021 51 101 107 113 7,072 7,444 Fountain Plaza Retail L+1.95% 3.17% 8/8/2021 70 138 147 156 9,703 10,214 Encore Apartments 3.25% 3.25% 9/10/2021 124 504 24,338 24,966 4525 Main Street 3.25% 3.25% 9/10/2021 158 646 31,230 32,034 Socastee Commons 4.57% 4.57% 1/6/2023 47 100 105 109 115 4,343 4,819 North Point Center Note 2 7.25% 7.25% 9/15/2025 55 113 121 130 140 1,954 2,513 Smith's Landing 4.05% 4.05% 6/1/2035 383 791 824 858 890 16,394 20,140 Liberty Apartments 5.66% 5.66% 11/1/2043 166 344 364 385 415 18,171 19,845 The Cosmopolitan 3.75% 3.75% 7/1/2051 332 686 712 739 767 42,320 45,556 Total - Secured Core Debt $27,341 $20,687 $12,818 $4,482 $109,862 $83,182 $258,372 Secured Notes Payable - Development Pipeline Lightfoot Marketplace L+1.90% 3.12% 11/14/2017 12,894 12,894 Johns Hopkins Village L+1.90% 3.12% 7/30/2018 46,048 46,048 Total - Development Pipeline 12,894 46,048 - - - - 58,942 Total Secured Notes Payable $40,235 $66,735 $12,818 $4,482 $109,862 $83,182 $317,314 Unsecured Core Debt Senior unsecured line of credit L+1.40% - 2.00% 2.77% 2/20/2019 28,000 28,000 Senior unsecured term loan L+1.35% - 1.95% 2.72% 2/20/2020 75,000 75,000 Senior unsecured term loan L+1.35% - 1.95% 3.50% (1) 2/20/2020 50,000 50,000 Total - Unsecured Core Debt - - 28,000 125,000 - - 153,000 Total Notes Payable excluding GAAP Adjustments $40,235 $66,735 $40,818 $129,482 $109,862 $83,182 $470,314 Weighted Average Interest Rate 5.0% 3.2% 3.7% 3.1% 3.2% 4.4% 3.6% Balloon Payments 38,326 62,956 37,333 125,000 106,274 5,567 375,456 Principal amortization 1,909 3,779 3,485 4,482 3,588 77,615 94,858 Total Consolidated Debt $40,235 $66,735 $40,818 $129,482 $109,862 $83,182 $470,314 Fixed-rate Debt(2) 21,743 8,333 11,760 53,371 57,895 83,182 236,284 Variable-rate Debt(3) 18,492 58,402 29,058 76,111 51,967 - 234,030 Total Consolidated Debt $40,235 $66,735 $40,818 $129,482 $109,862 83,182 $470,314 GAAP Adjustments (5,023) Total Notes Payable $465,291 Outstanding Debt $ in thousands (1) Subject to an interest rate swap lock (2) Includes debt subject to interest rate swap locks (3) Excludes debt subject to interest rate swap locks 30 Day LIBOR as of 6/30/2017 1.224%

12Core Debt to Core EBITDA(1) $ in thousands (1) See definitions on page 30 (2) Excludes GAAP Adjustments Three months ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Net Income $4,943 8,753 5,145 7,946 3,131 Excluding: Interest expense 4,494 4,535 4,573 4,124 3,978 Income tax 450 302 103 16 6 Depreciation and amortization 9,304 9,475 9,692 8,885 8,602 Gain on real estate dispositions - (3,395) (93) (3,753) (13) Change in fair value of interest rate derivatives 81 (294) (1,323) (498) 373 Adjusted EBITDA $19,272 $19,376 $18,097 $16,720 $16,077 Other adjustments: Loss on extinguishment of debt - - - 82 - Non-cash stock compensation 418 411 218 212 215 Development Pipeline (1,244) (2,154) (1,917) (1,058) (719) Total Other Adjustments (826) (1,743) (1,699) (764) (504) Core EBITDA $18,446 $17,633 $16,398 $15,956 $15,573 Total Debt(2) $470,314 $527,504 $527,082 $519,209 $512,702 Adjustments to Debt: (Less) Development Pipeline(2) (58,942) (90,021) (88,069) (84,321) (71,035) (Less) Cash & restricted cash (21,726) (13,688) (25,193) (27,361) (23,142) Core Debt $389,646 $423,795 $413,820 $407,527 $418,525 Core Debt/Annualized Core EBITDA 5.3x 6.0x 6.3x 6.4x 6.7x

13Debt Information $ in thousands (1) Excludes debt subject to interest rate swap locks (2) Includes debt subject to interest rate swap locks (3) Excludes GAAP adjustments Fixed-rate& Hedged Debt 100% Debt Maturities & Principal Payments $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2017 2018 2019 2020 2021 2022 and thereafter ($ In Th ou sa nd s) Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 32.5% 3.0% 2.5 Yrs Secured Debt 67.5% 3.8% 9.6 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt(1) 49.8% 3.0% 2.3 Yrs Fixed-rate Debt(2)(3) 50.2% 4.2% 12.2 Yrs Fixed-rate and Hedged Debt(2)(3) 100.0% Total 3.6% 7.2 Yrs Interest Rate Cap Agreements Effective Date Maturity Date Strike Rate Notional Amount October 26, 2015 October 15, 2017 1.25% $75,000 February 25, 2016 March 1, 2018 1.50% 75,000 June 17, 2016 June 17, 2018 1.00% 70,000 February 7, 2017 March 1, 2019 1.50% 50,000 June 23, 2017 July 1, 2019 1.50% 50,000 Total Interest Rate Caps 320,000 Fixed-rate Debt (2)(3) 236,284 Fixed-rate and Hedged Debt $556,284 % of Total (3) 100.0%

14Capitalization & Financial Ratios $ in thousands Capitalization as of June 30, 2017 Capital Structure as of June 30, 2017 Debt % of Total Carrying Value Unsecured Credit Facility 6% $28,000 Unsecured Term Loans 27% 125,000 Mortgages Payable 67% 317,314 Total Debt $470,314 Equity % of Total Shares/Units Stock Price Market Value Common Stock (NYSE: AHH) 72% 44,932 $12.95 $581,869 Common Units 28% 17,846 $12.95 231,106 Equity Market Capitalization 62,778 $812,975 Total Market Capitalization $1,283,289 Debt/Market Capitalization 36.6% Dividend Data Liquidity as of June 30, 2017 Trailing 12 Months Common Dividends and Distributions 38,067 Cash on Hand $21,726 AFFO 52,058 Availability under Credit Facility 117,900 AFFO Payout Ratio 73.1% $139,626 Debt 37% Equity 63%

15Property Portfolio As of 6/30/17 Net Rentable Square Feet (RSF)(1) Property Anchor Tenant Location Town Center Unencumbered ABR Year Built Core Properties Development Properties Total Core Occupancy (2) Development Leased(2) ABR (3) ABR per Leased SF(3) Retail Properties 249 Central Park Retail (4) Cheesecake Factory, Brooks Brothers, Gordon Biersch Virginia Beach, VA ✓ - 2004 92,710 - 92,710 93.7% - $2,468,512 $28.42 Alexander Pointe Harris Teeter Salisbury, NC 100% 1997 57,710 - 57,710 97.6% - 649,530 11.53 Bermuda Crossroads (6) Food Lion, OfficeMax Chester, VA 100% 2001 122,566 - 122,566 93.7% - 1,691,826 14.73 Broad Creek Shopping Center(6)(10) Home Depot, Food Lion, PetSmart Norfolk, VA 100% 1997/2001 251,504 - 251,504 100.0% - 3,836,640 15.25 Broadmoor Plaza Kroger, Staples, Jo-Ann Fabrics South Bend, IN 100% 1980 115,059 - 115,059 92.2% - 1,251,946 11.81 Brooks Crossing Various Small Shops Newport News, VA 100% 2016 - 18,343 18,343 - 59.8% 151,380 13.80 Columbus Village Barnes & Noble Virginia Beach, VA ✓ - 1980/2013 66,594 - 66,594 88.5% - 1,145,259 19.42 Columbus Village II Regal Cinemas, BB&B Virginia Beach, VA ✓ 100% 1995/1996 92,061 - 92,061 100.0% - 1,580,113 17.16 Commerce Street Retail (5) Yard House Virginia Beach, VA ✓ 100% 2008 19,173 - 19,173 100.0% - 855,348 44.61 Courthouse 7-Eleven 7-Eleven Virginia Beach, VA 100% 2011 3,177 - 3,177 100.0% - 139,311 43.85 Dick's at Town Center Dick's Sporting Goods, USI Virginia Beach, VA ✓ 100% 2002 103,335 - 103,335 100.0% - 1,241,201 12.01 Dimmock Square Best Buy, Old Navy Colonial Heights, VA 100% 1998 106,166 - 106,166 97.2% - 1,742,666 16.89 Fountain Plaza Retail Ruth's Chris, Ann Taylor Virginia Beach, VA ✓ - 2004 35,961 - 35,961 100.0% - 1,025,369 28.51 Gainsborough Square Food Lion, Rite Aid Chesapeake, VA 100% 1999 88,862 - 88,862 92.5% - 1,241,449 15.11 Greentree Shopping Center Various Small Shops Chesapeake, VA 100% 2014 15,719 - 15,719 85.9% - 288,720 21.38 Hanbury Village(6) Harris Teeter, Walgreens, Starbucks Chesapeake, VA 32% 2006/2009 116,635 - 116,635 97.6% - 2,448,107 21.52 Harper Hill Commons (6) Harris Teeter Winston-Salem, NC 100% 2004 96,914 - 96,914 80.5% - 895,067 11.47 Harrisonburg Regal Regal Cinemas Harrisonburg, VA - 1999 49,000 - 49,000 100.0% - 683,550 13.95 Lightfoot Marketplace(6) Harris Teeter, CHKD Williamsburg, VA - 2016 - 107,643 107,643 - 72.6% 1,113,240 14.24 North Hampton Market PetSmart, Hobby Lobby Taylors, SC 100% 2004 114,935 - 114,935 99.0% - 1,435,243 12.62 North Point Center(6) Kroger, PetSmart, Home Depot, Costco Durham, NC 67% 1998/2009 496,246 - 496,246 100.0% - 3,688,215 7.43 Oakland Marketplace(6) Kroger Oakland, TN 100% 2004 64,600 - 64,600 97.8% - 453,378 7.17 Parkway Marketplace Rite Aid Virginia Beach, VA 100% 1998 37,804 - 37,804 100.0% - 753,814 19.94 Patterson Place BB&B, PetSmart, DSW, AC Moore Durham, NC 100% 2004 160,942 - 160,942 96.1% - 2,441,875 15.78 Perry Hall Marketplace Safeway Perry Hall, MD 100% 2001 74,256 - 74,256 100.0% - 1,247,059 16.79 Providence Plaza Cranfil l , Sumner & Hartzog, Chipotle Charlotte, NC 100% 2007/2008 103,118 - 103,118 97.5% - 2,623,698 26.11 Renaissance Square Harris Teeter Davidson, NC 100% 2008 80,467 - 80,467 92.2% - 1,288,047 17.36 Sandbridge Commons (6) Harris Teeter Virginia Beach, VA - 2015 69,417 - 69,417 100.0% - 911,425 13.13 Socastee Commons Bi-Lo Myrtle Beach, SC - 2000/2014 57,273 - 57,273 100.0% - 655,260 11.44 South Retail lululemon, free people, CPK Virginia Beach, VA ✓ - 2002 38,515 - 38,515 84.9% - 886,084 27.08 South Square(6) Ross, Petco, Office Depot Durham, NC 100% 1977/2005 109,590 - 109,590 100.0% - 1,897,056 17.31 Southgate Square Burlington, PetSmart, Michaels Colonial Heights, VA - 1991/2016 220,131 - 220,131 96.3% - 2,890,231 13.64 Southshore Shops Buffalo Wild Wings Midlothian, VA 100% 2006 40,333 - 40,333 97.5% - 781,321 19.86 Stone House Square(6) Weis Markets Hagerstown, MD 100% 2008 112,274 - 112,274 90.7% - 1,740,313 17.09 Studio 56 Retail McCormick & Schmick's Virginia Beach, VA ✓ 100% 2007 11,594 - 11,594 100.0% - 397,917 34.32 Tyre Neck Harris Teeter(6)(10) Harris Teeter Portsmouth, VA 100% 2011 48,859 - 48,859 100.0% - 533,052 10.91 Waynesboro Commons Kroger Waynesboro, VA 100% 1993 52,415 - 52,415 96.2% - 404,996 8.03 Wendover Village BB&B, T.J. Maxx, Petco Greensboro, NC 100% 2004 135,758 - 135,758 100.0% - 1,967,761 14.49 Total / Weighted Avg Retail Portfolio(11) 72% 3,461,673 125,986 3,587,659 96.8% 70.7% $51,445,979 $14.95

16 (1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. (2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of June 30, 2017, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of June 30, 2017, divided by (b) total units available, expressed as a percentage. (3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of June 30, 2017 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of June 30, 2017. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. (4) As of June 30, 2017, the Company occupied 41,103 square feet at these two properties at an ABR of $1,210,559, or $29.45 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP. (5) Includes ABR pursuant to a rooftop lease. (6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table below: (7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended June 30, 2017 by (b) 12. (8) ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of June 30, 2017. (9) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village excludes $241,000, $594,000, $1,159,000 from ground floor retail leases, respectively. (10) The Company leases the land underlying this property pursuant to a ground lease. (11) Beginning with the three months ended March 31, 2017, our calculation of core occupancy included, and in future periods will include, the square footage from ground leases where we are the lessor. We did not retrospectively apply this new calculation methodology to prior periods. If we were to exclude these ground leases in the calculation of core occupancy, our core occupancy as of June 30, 2017 would have been 96.2%. Property Portfolio - Continued As of 6/30/17 Net Rentable Square Feet (RSF)(1) Property Anchor Tenant Location Town Center Unencumbered ABR Year Built Core Properties Development Properties Total Core Occupancy (2) Development Leased(2) ABR (3) ABR per Leased SF(3) Office Properties 4525 Main Street Clark Nexsen, Anthropologie, Mythics Virginia Beach, VA ✓ - 2014 237,893 - 237,893 93.1% - $6,143,796 $27.75 Armada Hoffler Tower(4)(5) AHH, Troutman Sanders, Will iams Mullen Virginia Beach, VA ✓ 100% 2002 324,242 - 324,242 92.4% - 8,498,198 28.37 Commonwealth of VA - Chesapeake Commonwealth of VA Chesapeake, VA - 2015 36,227 - 36,227 100.0% - 645,927 17.83 Commonwealth of VA - Virginia Beach Commonwealth of VA Virginia Beach, VA 100% 2015 11,139 - 11,139 100.0% - 245,058 22.00 One Columbus (5) BB&T, HBA Virginia Beach, VA ✓ 100% 1984 129,272 - 129,272 86.9% - 2,791,411 24.84 Two Columbus The Art Institute Virginia Beach, VA ✓ 100% 2009 108,448 - 108,448 74.4% - 2,160,491 26.77 Total / Weighted Average Office Portfolio 67% 847,221 - 847,221 89.9% - $20,484,881 $26.90 Units Multifamily Location Town Center Unencumbered ABR Year Built Core Properties Development Properties Total Core Occupancy (2) Development Occupancy(2) ABR (7) ABR per Occupied RSF(8) Enc re Apartments Virginia Beach, VA ✓ - 2014 286 - 286 95.8% - $4,193,280 $1.79 Johns Hopkins Village(9)(10) Baltimore, MD - 2016 - 157 157 - 51.1% 3,643,116 2.56 Liberty Apartments (9) Newport News, VA - 2013 197 - 197 83.2% - 2,021,328 1.43 Smith's Landing(10) Blacksburg, VA - 2009 284 - 284 95.4% - 3,576,276 1.16 The Cosmopolitan (9) Virginia Beach, VA ✓ - 2006 342 - 342 89.8% - 5,836,776 1.65 Total / Weighted Avg Multifamily Portfolio - 1,109 157 1,266 91.6% 51.1% $19,270,776 $1.63 Properties Subject to Ground Lease Number of Ground Leases Square Footage Leased Pursuant to Ground Leases ABR Bermuda Crossroads 2 11,000 $163,350 Broad Creek Shopping Center 6 23,825 607,081 Hanbury Village 2 55,586 1,082,118 Harper Hill Commons 1 41,520 373,680 Lightfoot Marketplace 1 51,750 543,375 North Point Center 4 280,556 1,083,666 Oakland M rke pl ce 1 45,000 186,300 Sandbridge Commons 1 53,288 582,971 South Square 1 1,778 60,000 Stone House Square 1 3,650 165,000 Tyre Neck Harris Teeter 1 48,859 533,052 Total / Weighted Avg 21 616,812 $5,380,593

17Development Pipeline $ in thousands Johns Hopkins Village Lightfoot Marketplace One City Center Point Street Apts. (1) Represents estimates that may change as the development process proceeds (2) First full stabilized quarter (3) AHH earns a preferred return on equity prior to any distributions to JV Partners (4) Signed letter of intent Q2 2017 Year to Date Capitalized Interest $246 $412 Capitalized Overhead $681 $1,142 Schedule(1) Development, Not Delivered Property Type Estimated(1) % Leased Construction Start Initial Occupancy Stabilized Operation (2) Estimated Cost(1) Cost to Date AHH Ownership % Anchor Tenants & Other Notes Meeting Street Charleston, SC Multifamily 114 units NA 3Q17 3Q19 3Q19 $53,000 $1,000 90% NA King Street Charleston, SC Multifamily 74 units NA 3Q17 3Q19 3Q19 48,000 9,000 93% NA Harding Place Charlotte, NC Multifamily 225 Units NA 3Q16 3Q18 1Q20 47,000 16,000 80%(3) NA Town Center Phase VI Virginia Beach, VA Mixed-use 39,000 SF 130 Units 46% 4Q16 3Q18 3Q19 43,000 10,000 100% Anchor tenants not yet announced Brooks Crossing Newport News, VA Office 100,000 sf 100% 1Q18 1Q19 1Q19 20,000 1,000 65%(3) Huntington Ingalls Industries (4) Total Development, Not Delivered 211,000 37,000 Development, Delivered Not Stabilized Brooks Crossing Newport News, VA Retail 18,000 sf 60% 3Q15 3Q16 2Q18 3,000 3,000 65%(3) Misc. small shops Johns Hopkins Village Baltimore, MD Multifamily 157 units 51% 1Q15 3Q16 3Q17 69,000 68,000 80%(3) CVS Lightfoot Marketplace Will iamsburg, VA Retail 109,000 sf 73% 3Q14 3Q16 2Q18 25,000 23,000 70%(3) Harris Teeter, CHKD Total Development, Delivered Not Stabilized 97,000 94,000 Total $308,000 $131,000 Joint Ventures - Minority Partner Project Cost Equity Investment One City Center - 37% JV Durham, NC Mixed-use 152,000 sf 36% 1Q16 2Q18 2Q19 $36,000 $11,000 100% Duke University AHH Equity requirement $11.0M Mezzanine Investments Purchase Option Price Loan Balance Point Street Apartments Baltimore, MD Multifamily 289 units NA 1Q16 4Q17 1Q19 $92,000 $22,000 Option to purchase 88% upon completion $23M Mezzanine financing by AHH, earning 8% interest income Annapolis Junction Annapolis Junction, MD Multifamily 416 units NA 2Q16 3Q17 2Q19 102,000 41,000 Option to purchase 88% upon completion $43M Mezzanine financing by AHH, earning 10% interest income Total Mezzanine Investment $194,000 $63,000

18Acquisitions & Dispositions $ in thousands (1) Contractual purchase price (2) Value of OP Units/Stock at issuance (3) Anchor tenant vacated 9/30/16, which would represent a 2.5% Cash Cap Rate ACQUISITIONS Properties Location Square Feet Purchase Price (1) Reinvested 1031 Proceeds $ Value of OP Units/Stock (2) Cash Cap Rate Purchase Date Anchor Tenants Wendover Village Outparcel Greensboro, NC 35,895 $14,300 $7,900 - 7.7% 3Q17 Panera, Rooms to Go Kids Renaissance Square Davidson, NC 80,468 $17,085 - - 7.1% 4Q16 Harris Teeter Columbus Village II Virginia Beach, VA 92,061 $26,200 - $26,200 5.6% 4Q16 Regal, Bed Bath & Beyond Southshore Shops Midlothian, VA 40,333 $9,160 - $2,475 7.8% 3Q16 Buffalo Wild Wings Southgate Square Colonial Heights, VA 220,131 $38,585 - $17,485 7.3% 2Q16 PetSmart, Michael's, Burlington Retail Portfolio (11 properties) Mid-Atlantic 1,082,681 $170,500 $87,000 - 7.2% 1Q16 Harris Teeter, Bed Bath & Beyond Providence Plaza Charlotte, NC 103,118 $26,200 $14,000 - 7.3% 3Q15 Chipotle Socastee Commons Myrtle Beach, SC 57,573 $8,600 $3,600 - 7.3% 3Q15 BiLo Columbus Village Virginia Beach, VA 65,746 $21,025 - $14,025 6.4% 3Q15 Barnes & Noble Perry Hall Marketplace & Stone House Square Maryland 182,949 $39,555 $15,200 $4,155 7.4% 2Q15 Safeway & Weis Markets Dimmock Square Colonial Heights, VA 106,166 $19,662 - $9,662 7.3% 3Q14 Old Navy, Best Buy, Pier 1 Total/Weighted Average 2,067,121 $390,872 $127,700 74,002 7.1% DISPOSITIONS Properties Location Square Feet/Units Sale Price Cash Proceeds Gain on Sale Cash Cap Rate Disposition Date Anchor Tenants Commonwealth of VA Buildings Virginia Beach & Chesapeake, VA 47,366 $13,150 $8,000 $4,194 6.8% 3Q17 Commonwealth of VA Greentree Wawa Chesapeake, VA 5,088 $4,600 $4,400 $3,396 5.0% 1Q17 Wawa Oyster Point Newport News, VA 100,139 $6,500 - $3,793 16.4% (3) 3Q16 GSA Non-Core Retail Portfolio Various 174,758 $12,850 $12,600 ($27) 7.1% 2Q16 - 3Q16 Kroger, Family Dollar Richmond Tower Richmond, VA 206,969 $78,000 $77,000 $26,674 7.9% 1Q16 Williams Mullen Oceaneering Chesapeake, VA 154,000 $30,000 $10,000 $4,987 6.7% 4Q15 Oceaneering International Whetstone Apartments Durham, NC 203 units $35,625 $17,600 $7,210 5.7% 2Q15 NA Sentara Williamsburg Williamsburg, VA 49,200 $15,450 $15,200 $6,197 6.3% 1Q15 Sentara Virginia Natural Gas Virginia Beach, VA 31,000 $8,900 $7,400 $2,211 6.3% 4Q14 Virginia Natural Gas Total/Weighted Average 768,520sf/ 203 units $205,075 $152,200 $58,635 7.2%

19Construction Business Summary $ in thousands Gross Profit Summary Q2 2017 Trailing 12 Months Revenue $56,671 $209,217 Expense (54,015) (201,524) Gross Profit $2,656 $7,693 (Unaudited) Location Total Contract Value Work in Place as of 6/30/2017 Backlog Estimated Date of Completion Highlighted Projects Four Seasons Condominium Expansion Baltimore, MD $73,457 $69,538 $3,919 3Q 2017 Point Street Apartments Baltimore, MD 72,631 45,046 27,585 1Q 2018 Annapolis Junction Apartments Annapolis Junction, MD 69,184 51,308 17,876 1Q 2018 Durham City Center Durham, NC 63,298 29,908 33,390 2Q 2018 Dinwiddie Municipal Complex Dinwiddie, VA 24,042 2,763 21,279 2Q 2019 Sub Total $302,612 $198,563 $104,049 All Other Projects $303,644 $291,036 $12,608 Total $606,256 $489,599 $116,657

20 (1) See page 31 for Same Store vs. Non – Same Store Properties Same Store NOI by Segment $ in thousands (Reconciliation to GAAP located in appendix pg. 32) Three months ended Six months ended 6/30/2017 6/30/2016 $ Change % Change 6/30/2017 6/30/2016 $ Change % Change Office(1) (Unaudited) (Unaudited) Revenue $3,657 $3,867 ($210) -5.4% $7,463 $7,788 ($325) -4.2% Expenses 1,387 1,269 118 9.3% 2,723 2,659 64 2.4% Net Operating Income 2,270 2,598 (328) -12.6% 4,740 5,129 (389) -7.6% Retail(1) Revenue 13,146 12,961 185 1.4% 18,861 18,534 327 1.8% Expenses 3,554 3,325 229 6.9% 5,300 5,160 140 2.7% Net Operating Income 9,592 9,636 (44) -0.5% 13,561 13,374 187 1.4% Multifamily(1) Revenue 4,641 4,752 (111) -2.3% 9,437 9,482 (45) -0.5% Expenses 2,128 2,074 54 2.6% 4,239 4,136 103 2.5% Net Operating Income 2,513 2,678 (165) -6.2% 5,198 5,346 (148) -2.8% Same Store Net Operating Income (NOI) $14,375 $14,912 ($537) -3.6% $23,499 $23,849 ($350) -1.5% Net effect of straight-line rents 140 (62) 202 355 5 350 Amortization of lease incentives and above (below) market rents (23) (4) (19) 230 250 (20) Same store portfolio NOI, cash basis $14,492 $14,846 ($354) -2.4% $24,084 $24,104 ($20) -0.1% NOI, Cash Basis: Office $2,431 $2,568 ($137) -5.3% $5,104 $5,074 $31 0.6% Retail 9,537 9,593 (56) -0.6% 13,761 13,660 100 0.7% Multifamily 2,524 2,685 (161) -6.0% 5,218 5,370 (151) -2.8% $14,492 $14,846 ($354) -2.4% $24,084 $24,104 ($20) -0.1% NOI: Office $2,270 $2,598 ($328) -12.6% $4,740 $5,129 ($389) -7.6% Retail 9,592 9,636 (44) -0.5% 13,561 13,374 187 1.4% Multifamily 2,513 2,678 (165) -6.2% 5,198 5,346 (148) -2.8% $14,375 $14,912 ($537) -3.6% $23,499 $23,849 ($350) -1.5%

21Top 10 Tenants by Annualized Base Rent $ in thousands As of June 30, 2017 Office Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Office Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Clark Nexsen 1 2029 $ 2,487 12.1% 2.7% Mythics 1 2030 1,052 5.1% 1.2% Hampton University 2 2023 - 2024 1,033 5.0% 1.1% Commonwealth of Virginia 2 2029 - 2030 891 4.3% 1.0% Pender & Coward 1 2030 860 4.2% 0.9% Kimley-Horn 1 2027 859 4.2% 0.9% Troutman Sanders 2 2025 838 4.1% 0.9% The Art Institute 3 2019 835 4.1% 0.9% City of Va Beach Development Authority 1 2024 701 3.4% 0.8% Cherry Bekaert 1 2022 698 3.4% 0.8% Top 10 Total $ 10,255 50.1% 11.2% Retail Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Retail Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Kroger/Harris Teeter 11 2018 - 2036 $ 5,830 11.3% 6.4% Home Depot 2 2019 - 2023 2,190 4.3% 2.4% Bed, Bath, & Beyond 4 2020 - 2024 1,677 3.3% 1.8% Regal Cinemas 2 2019 - 2022 1,607 3.1% 1.8% PetSmart 5 2020 - 2022 1,438 2.8% 1.6% Food Lion 3 2019 - 2022 1,283 2.5% 1.4% Dick's Sporting Goods 1 2020 840 1.6% 0.9% Safeway 2 2021 821 1.6% 0.9% Weis Markets 1 2028 802 1.6% 0.9% Ross Dress for Less 2 2020 - 2022 762 1.5% 0.8% Top 10 Total $ 17,249 33.5% 18.9%

22Office Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q2 2017 2 13,420 - - $27.94 $27.22 2.7% $27.38 $28.42 -3.7% 7.21 $153,873 $11.47 Q1 2017 2 7,782 2 4,752 31.61 25.72 22.9% 32.30 29.25 10.4% 1.00 23,314 3.00 Q4 2016 1 22,950 1 777 30.66 26.58 15.3% 28.00 29.75 -5.9% 10.00 569,907 24.83 Q3 2016 - - - - - - 0.0% - - 0.0% - - - New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q2 2017 2 7,541 $24.39 4.36 259,901 $34.47 Q1 2017 3 13,491 23.92 4.53 390,548 28.95 Q4 2016 - - - - - - Q3 2016 1 2,153 25.00 3.08 11,810 5.49

23Office Lease Expirations (1) Includes new leases from properties in development Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 85,835 10.1% -$ - -$ 2017 2 2,582 0.3% 57,107 0.3% 22.12 2018 16 80,010 9.4% 2,259,556 11.0% 28.24 2019 15 92,870 11.0% 2,341,688 11.4% 25.21 2020 5 20,864 2.5% 608,835 3.0% 29.18 2021 6 41,023 4.8% 1,151,787 5.6% 28.08 2022 9 72,783 8.6% 1,995,859 9.7% 27.42 2023 4 43,078 5.1% 1,083,861 5.3% 25.16 2024 3 60,751 7.2% 1,712,466 8.4% 28.19 2025 5 56,115 6.6% 1,597,628 7.8% 28.47 2026 3 15,140 1.8% 327,423 1.6% 21.63 2027 3 49,081 5.8% 1,395,538 6.8% 28.43 Thereafter 9 227,089 26.8% 5,953,132 29.1% 26.21 Total / Weighted Average 80 847,221 100.0% 20,484,881$ 100.0% $26.90 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% - 50,000 100,000 150,000 200,000 250,000 Leased Square Feet % ABR of Office Portfolio

24Retail Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q2 2017 14 73,961 7 14,087 $19.46 $18.75 3.8% $19.60 $18.85 3.9% 3.78 $93,362 $1.26 Q1 2017 13 121,282 2 3,174 16.46 15.37 7.1% 16.42 15.51 5.9% 5.95 461,039 3.80 Q4 2016 8 57,227 8 23,035 16.81 17.07 -1.5% 16.25 17.13 -5.1% 6.50 443,344 7.75 Q3 2016 14 80,526 10 22,340 16.84 15.69 7.3% 16.36 15.80 3.5% 7.00 503,893 6.26 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q2 2017 9 14,315 $20.66 7.65 $376,170 $26.28 Q1 2017 6 13,698 22.91 5.70 204,418 14.92 Q4 2016 6 21,078 13.25 8.39 365,657 17.35 Q3 2016 3 14,341 14.03 6.52 262,134 18.28

25Retail Lease Expirations (1) Includes new leases from properties in development Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 147,293 4.1% -$ - -$ M-T-M 4 4,728 0.1% 68,990 0.1% 14.59 2017 20 50,090 1.4% 993,633 1.9% 19.84 2018 70 295,814 8.2% 4,662,204 9.1% 15.76 2019 81 577,019 16.1% 8,842,564 17.2% 15.32 2020 69 546,650 15.2% 7,586,515 14.7% 13.88 2021 50 258,260 7.2% 4,634,520 9.0% 17.95 2022 42 383,964 10.7% 6,001,745 11.7% 15.63 2023 18 256,235 7.1% 3,390,249 6.6% 13.23 2024 17 166,518 4.6% 2,631,996 5.1% 15.81 2025 16 222,955 6.2% 2,278,337 4.4% 10.22 2026 19 166,645 4.6% 2,877,886 5.6% 17.27 2027 14 105,286 2.9% 2,274,209 4.4% 21.60 Thereafter 16 406,202 11.3% 5,203,131 10.1% 12.81 Total / Weighted Average 436 3,587,659 100.0% 51,445,979$ 100.0% $14.95 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Leased Square Feet % ABR of Retail Portfolio

26Net Asset Value Component Data In thousands (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 6/30/2017 6/30/2017 General contracting and real estate services $7,693 Diversified Portfolio Office $223 $892 Non-Property Assets Retail 9,149 36,596 Non-Property Assets As of 6/30/2017 Multifamily 958 3,832 Cash and Cash Equivalents $18,587 Total Diversified Portfolio NOI $10,330 $41,320 Restricted Cash 3,139 Accounts Receivable 15,027 Virginia Beach Town Center Notes Receivable 73,382 Office(1) $2,978 $11,912 Construction receivables, including retentions 45,820 Retail (1) 2,080 8,320 Equity method investments (Durham City Center JV) 10,950 Multifamily 1,566 6,264 Other Assets 59,048 Total Virginia Beach Town Center NOI $6,624 $26,496 Land held for development 680 Total Non-Property Assets $226,633 Stabilized Portfolio NOI - Cash Basis $16,954 $67,816 Liabilities & Share Count Development Pipeline As of 6/30/2017 Liabilities 6/30/2017 Mortgages and notes payable $465,291 Income producing property $92,000 Accounts payable and accrued liabilities 9,311 Construction in progress 36,000 Construction payables, including retentions 58,546 Other assets 3,000 Other Liabilities 46,669 Total cost to date $131,000 Total Liabilities $579,817 Three months ended Share Count 6/30/2017 Weighted average common shares outstanding 42,091 Weighted average operating partnership ("OP") Units Outstanding 17,845 Total weighted average common shares and OP units outstanding 59,936

27 Appendix Definitions & Reconciliations

28Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

29Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non-comparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

30Definitions Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark- to-market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

31Same Store vs. Non-Same Store Same Store Non-Same Store Same Store Non-Same Store Same Store Non-Same Store Same Store Non-Same Store Retail Properties Retail Properties (Continued) 249 Central Park Retail X X Sandbridge Commons X X Alexander Pointe X X Socastee Commons X X Bermuda Crossroads X X South Retail X X Broad Creek Shopping Center X X South Square X X Brooks Crossing (Retail) X X Southgate Square X X Broadmoor Plaza X X Southshore Shops X X Columbus Village X X Stone House Square X X Columbus Village II X X Studio 56 Retail X X Commerce Street Retail X X Tyre Neck Harris Teeter X X Courthouse 7-Eleven X X Waynesboro Commons X X Dick’s at Town Center X X Wendover Village X X Dimmock Square X X Office Properties Greentree Shopping Center X X 4525 Main Street X X Fountain Plaza Retail X X Armada Hoffler Tower X X Gainsborough Square X X Commonwealth of VA - Chesapeake X X Hanbury Village X X Commonwealth of VA - Virginia Beach X X Harper Hill Commons X X One Columbus X X Harrisonburg Regal X X Two Columbus X X Lightfoot Marketplace X X Multifamily Properties North Hampton Market X X Encore Apartments X X North Point Center X X Liberty Apartments X X Oakland Marketplace X X Smith’s Landing X X Parkway Marketplace X X The Cosmopolitan X X Patterson Place X X Johns Hopkins Village X X Perry Hall Marketplace X X Providence Plaza X X Renaissance Square X X Six Months Ended 6/30/2017 to 2016 Three Months Ended 6/30/2017 to 2016 Three Months Ended 6/30/2017 to 2016 Six Months Ended 6/30/2017 to 2016

32Reconciliation to Property Portfolio NOI $ in thousands (1) See page 31 for the Same Store vs. Non-Same Store properties Three months ended 6/30 Six months ended 6/30 2017 2016 2017 2016 Office Same Store(1) Rental revenues $3,657 $3,867 $7,463 $7,788 Property expenses 1,387 1,269 2,723 2,659 NOI 2,270 2,598 4,740 5,129 Non-Same Store NOI 673 877 1,333 1,872 Segment NOI $2,943 $3,475 $6,073 $7,001 Retail Same Store(1) Rental revenues $13,146 $12,961 $18,861 $18,534 Property expenses $3,554 3,325 5,300 5,160 NOI $9,592 9,636 13,561 13,374 Non-Same Store NOI $1,987 927 9,680 6,601 Segment NOI $11,579 $10,563 $23,241 $19,975 Multifamily Same Store(1) Rental revenues $4,641 $4,752 $9,437 $9,482 Property expenses $2,128 2,074 4,239 4,136 NOI $2,513 2,678 5,198 5,346 Non-Same Store NOI $954 82 2,132 81 Segment NOI $3,467 2,760 $7,330 $5,427 Total Property Portfolio NOI $17,989 $16,798 $36,644 $32,403

33Reconciliation to Property Portfolio NOI $ in thousands Three months ended 6/30/2017 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $223 $9,149 $958 $10,330 Net effect of straight-line rents 21 61 1 83 Amortization of lease incentives and (above) below market rents - 186 (13) 173 NOI $244 $9,396 $946 $10,586 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $2,978 $2,080 $1,566 $6,624 Net effect of straight-line rents 5 (17) - (12) Amortization of lease incentives and (above) below market rents (71) (50) - (121) Elimination f AHH rent (213) (97) - (310) NOI 2,699 1,916 1,566 $6,181 NOI Office Retail Multifamily Total Diversified Portfolio $244 $9,396 $946 $10,586 Town Center of Virginia Beach 2,699 1,916 1,566 6,181 Unstabilized Properties - 267 955 1,222 Total Property Portfolio NOI $2,943 $11,579 $3,467 $17,989

34Reconciliation to GAAP Net Income $ in thousands Office Retail Multifamily Total Rental Properties General Contracting & Real Estate Services Total Segment revenues 4,759$ 15,578$ 6,418$ 26,755$ 56,671$ 83,426$ Segment expenses 1,816 3,999 2,951 8,766 54,015 62,781 Net operating income 2,943$ 11,579$ 3,467$ 17,989$ 2,656$ 20,645$ Depreciation and amortization (9,304) General and administrative expenses (2,678) Acquisition, development and other pursuit costs (369) Impairment charges (27) Interest income 1,658 Interest expense (4,494) Change in fair value of interest rate derivatives (81) Other income 43 Income tax provision (450) Net income 4,943$ Office Retail Multifamily Total Rental Properties General Contracting & Real Estate Services Total Segment revenues 9,665$ 31,209$ 13,113$ 53,987$ 120,190$ 174,177$ Segment expenses 3,592 7,968 5,783 17,343 115,211 132,554 Net operating income 6,073$ 23,241$ 7,330$ 36,644$ 4,979$ 41,623$ Depreciation and amortization (18,779) General and administrative expenses (5,664) Acquisition, development and other pursuit costs (416) Impairment charges (31) Interest income 3,056 Interest expense (9,029) Gain on real estate dispositions 3,395 Change in fair value of interest rate derivatives 213 Other income 80 Income tax provision (752) Net income 13,696$ Three months ended 6/30/2017 Six months ended 6/30/2017